Exhibit 99.2

4 of 9

Synovus
INCOME STATEMENT DATA
(Unaudited)
(In thousands, except share data)

	Nine Months Ended
	September 30,
	2008	2007	Change

Interest income (taxable equivalent)	$1,420,730	1,688,474	(15.9)%
Interest expense	597,375	822,354	(27.4)

Net interest income (taxable equivalent)	823,355	866,120	(4.9)
Tax equivalent adjustment	3,487	3,857	(9.6)

Net interest income	819,868	862,263	(4.9)
Provision for loan losses	336,016	99,566	237.5

Net interest income after provision	483,852	762,697	(36.6)

Non-interest income:
Service charges on deposit accounts	82,594	83,157	(0.7)
Fiduciary and asset management fees	37,612	37,652	(0.1)
Brokerage and investment banking revenue	25,591	23,381	9.5
Mortgage banking income	18,323	20,876	(12.2)
Bankcard fees	39,788	35,370	12.5
Net gains on sales of available for sale investment securities	—	891	nm
Other fee income	30,039	29,749	1.0
Proceeds from Visa IPO	38,542	—	nm
Other non-interest income	74,141	58,953	25.8

Total non-interest income	346,630	290,029	19.5

Non-interest expense:
Salaries and other personnel expense	346,342	345,690	0.2
Net occupancy and equipment expense	93,188	82,914	12.4
FDIC insurance and other regulatory fees	18,210	7,239	151.6
Foreclosed real estate	64,764	2,812	nm
Losses on impaired loans held for sale	9,944	—	nm
Visa litigation (recovery) expense	(17,430)	12,000	(245.3)
Goodwill impairment	27,000	—	nm
Professional fees	20,311	14,948	35.9
Restructuring charges	13,299	—	nm
Other operating expense	150,559	139,281	8.1

Total non-interest expense	726,187	604,884	20.1

Minority interest in consolidated subsidiaries	6,347	—	nm
Income from continuing operations before income taxes	97,948	447,842	(78.1)
Income tax expense	31,772	158,050	(79.9)

Income from continuing operations	66,176	289,792	(77.2)

Income from discontinued operations, net of income taxes and minority interest (1)	—	154,654	nm

Net income	$66,176	444,446	(85.1)%

Basic earnings per share
Income from continuing operations	$0.20	0.89	(77.4)%
Net income	0.20	1.36	(85.2)

Diluted earnings per share
Income from continuing operations	0.20	0.88	(77.3)
Net income	0.20	1.35	(85.2)

Cash dividends declared per share	0.40	0.62	(35.0)

Return on average assets from continuing operations*	0.26	1.24	(98	)bp
Return on average assets *	0.26	1.82	(156)
Return on average equity from continuing operations*	2.58	9.96	(738)
Return on average equity *	2.58	15.28	(1,270)

Average shares outstanding — basic	329,195	326,443	0.8%
Average shares outstanding — diluted	331,317	330,001	0.4

bp — change is measured as difference in basis points.
nm — not meaningful
* — ratios are annualized

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, discontinued operations for the nine months ended September 30, 2007 includes a $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

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Synovus

INCOME STATEMENT DATA
(Unaudited) (In thousands, except per share data)

	2008			2007		3rd Quarter
	Third	Second	First	Fourth	Third	‘08 vs. ’07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$456,400	459,273	505,057	554,989	573,545	(20.4)%
Interest expense	187,425	184,718	225,232	267,102	281,478	(33.4)

Net interest income (taxable equivalent)	268,975	274,555	279,825	287,887	292,067	(7.9)
Tax equivalent adjustment	1,177	1,134	1,176	1,202	1,228	(4.2)

Net interest income	267,798	273,421	278,649	286,685	290,839	(7.9)
Provision for loan losses	151,351	93,616	91,049	70,642	58,770	157.5

Net interest income after provision	116,447	179,805	187,600	216,043	232,069	(49.8)

Non-interest income:
Service charges on deposit accounts	28,132	26,070	28,391	28,985	28,736	(2.1)
Fiduciary and asset management fees	12,095	12,898	12,621	13,110	12,524	(3.4)
Brokerage and investment banking revenue	7,898	9,206	8,487	8,598	8,123	(2.8)
Mortgage banking income	4,476	5,686	8,161	6,130	5,955	(24.8)
Bankcard fees	13,371	14,198	12,218	12,400	11,923	12.1
Net gains on sales of available for sale investment securities	—	—	—	90	186	nm
Other fee income	8,773	10,081	11,185	9,559	9,910	(11.5)
Other non-interest income	24,210	29,559	20,370	20,126	28,837	(16.0)
Proceeds from Visa IPO	—	—	38,542	—	—	nm

Total non-interest income	98,955	107,698	139,975	98,998	106,194	(6.8)

Non-interest expense:
Salaries and other personnel expense	114,535	109,676	122,130	109,468	115,941	(1.2)
Net occupancy and equipment expense	31,852	31,126	30,211	29,976	28,055	13.5
FDIC insurance and other regulatory fees	5,960	6,172	6,079	3,108	2,541	134.6
Foreclosed real estate	43,205	13,677	7,881	12,924	1,662	nm
Losses on impaired loans held for sale	—	9,944	—	—	—
Visa litigation (recovery) expense	—	—	(17,430)	24,800	12,000	nm
Goodwill impairment	—	27,000	—	—	—	nm
Professional fees	6,916	8,454	4,940	6,307	4,703	47.1
Restructuring charges	9,048	4,251	—	—	—	nm
Other operating expense	47,334	55,663	47,563	48,626	47,523	(0.4)

Total non-interest expense	258,850	265,963	201,374	235,209	212,425	21.9

Minority interest in consolidated subsidiaries	4,650	138	1,559	—	—	nm
Income (loss) from continuing operations before income taxes	(48,098)	21,402	124,642	79,832	125,838	(138.2)
Income tax (benefit) expense	(21,180)	9,302	43,648	26,690	42,261	(150.1)

Income (loss) from continuing operations	(26,918)	12,100	80,994	53,142	83,577	(132.2)

Income from discontinued operations, net of income taxes and minority interest (1)	—	—	—	28,717	51,366	nm

Net income (loss)	$(26,918)	12,100	80,994	81,859	134,943	(119.9)%

Basic earnings per share
Income (loss) from continuing operations	$(0.08)	0.04	0.25	0.16	0.26	(132.0)%
Net income (loss)	(0.08)	0.04	0.25	0.25	0.41	(119.8)

Diluted earnings per share
Income (loss) from continuing operations	(0.08)	0.04	0.24	0.16	0.25	(132.3)
Net income (loss)	(0.08)	0.04	0.24	0.25	0.41	(120.0)

Cash dividends declared per share	0.06	0.17	0.17	0.21	0.21	(70.7)

Return on average assets from continuing operations*	(0.31)%	0.14%	0.99%	0.65	1.05	(136	)bp
Return on average assets *	(0.31)	0.14	0.99	0.96	1.62	(193)
Return on average equity from continuing operations*	(3.18)	1.40	9.43	5.17	8.25	(1,143)
Return on average equity *	(3.18)	1.40	9.43	7.97	13.32	(1,650)

Average shares outstanding — basic	329,438	329,173	328,970	328,052	327,215	0.7%
Average shares outstanding — diluted	329,438	331,418	331,719	329,453	330,160	nm

bp — change is measured as difference in basis points.
nm — not meaningful
* — ratios are annualized

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation.

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Synovus
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	September 30, 2008	December 31, 2007	September 30, 2007

ASSETS
Cash and due from banks	$497,419	682,583	642,882
Interest earning deposits with banks	2,845	10,950	4,318
Federal funds sold and securities purchased under resale agreements	269,600	76,086	113,654
Trading account assets	101,889	17,803	33,009
Mortgage loans held for sale	105,068	153,437	165,837
Impaired loans held for sale	13,554	—	—
Investment securities available for sale	3,831,126	3,666,974	3,628,766

Loans, net of unearned income	27,647,983	26,498,585	25,774,656
Allowance for loan losses	(463,836)	(367,613)	(356,887)

Loans, net	27,184,147	26,130,972	25,417,769

Premises and equipment, net	595,646	547,437	527,414
Goodwill	492,138	519,138	519,138
Other intangible assets, net	23,579	28,007	29,947
Other assets	1,233,234	1,185,065	1,112,407
Assets of discontinued operations	—	—	1,490,671

Total assets	$34,350,245	33,018,452	33,685,812

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,479,314	3,472,423	3,566,749
Interest bearing retail and commercial deposits	18,194,976	17,734,851	17,744,117

Total retail and commercial deposits	21,674,290	21,207,274	21,310,866
Brokered deposits	6,174,573	3,752,542	3,325,430

Total deposits	27,848,863	24,959,816	24,636,296

Federal funds purchased and other short-term liabilities	674,501	2,319,412	2,581,087
Long-term debt	2,120,546	1,890,235	1,680,478
Other liabilities	284,220	407,399	392,697
Liabilities of and minority interest in discontinued operations (1)	—	—	340,898

Total liabilities	30,928,130	29,576,862	29,631,456

Minority interest in consolidated subsidiaries	30,606	—	—

Shareholders’ equity:
Common stock, par value $1.00 a share (2)	335,972	335,529	334,095
Additional paid-in capital	1,114,142	1,101,209	1,107,653
Treasury stock (3)	(114,117)	(113,944)	(113,944)
Accumulated other comprehensive income	36,253	31,439	23,339
Retained earnings	2,019,259	2,087,357	2,703,213

Total shareholders’ equity	3,391,509	3,441,590	4,054,356

Total liabilities and shareholders’ equity	$34,350,245	33,018,452	33,685,812

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” all prior period assets and liabilities of TSYS are presented as a discontinued operation.

(2)	Common shares outstanding: 330,294,672; 329,867,944 and 328,433,944 at September 30, 2008, December 31, 2007, and September 30, 2007, respectively.

(3)	Treasury shares: 5,676,830 at September 30, 2008; 5,661,538 at December 31, 2007 and September 30, 2007.

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Synovus
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2008			2007

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable Investment Securities	$3,670,315	3,556,381	3,485,370	3,496,843	3,495,017
Yield	4.91%	5.00	5.01	4.90	4.82
Tax-Exempt Investment Securities	$128,241	137,606	154,408	164,587	170,211
Yield (taxable equivalent)	6.74%	7.34	7.00	6.82	6.72
Trading Account Assets	$30,584	26,531	36,652	29,698	56,217
Yield	6.77%	5.88	6.96	7.05	7.15
Commercial Loans	$23,302,028	23,183,128	22,763,954	22,157,460	21,820,687
Yield	5.78%	5.96	6.79	7.69	8.13
Consumer Loans	$1,006,685	966,111	931,644	928,942	915,847
Yield	7.34%	7.53	7.86	8.05	8.17
Mortgage Loans	$1,312,166	1,252,275	1,241,018	1,237,962	1,152,621
Yield	6.38%	6.54	6.84	7.04	7.10
Credit Card Loans	$292,239	291,143	296,428	285,410	277,445
Yield	8.72%	8.60	9.65	10.26	10.96
Home Equity Loans	$1,656,387	1,605,601	1,557,852	1,517,510	1,444,411
Yield	5.15%	5.31	6.48	7.34	7.80
Allowance for Loan Losses	$(422,331)	(397,392)	(381,695)	(357,283)	(335,406)

Loans, Net	$27,147,174	26,900,866	26,409,201	25,770,001	25,275,605
Yield	5.95%	6.12	6.94	7.79	8.21
Mortgage Loans Held for Sale	$108,873	157,049	121,806	108,044	176,448
Yield	6.91%	5.86	5.57	6.12	6.91
Federal Funds Sold and Other Short-Term Investments	$211,323	201,081	128,381	110,745	85,094
Yield	1.88%	1.83	3.41	4.63	5.76

Total Interest Earning Assets	$31,296,510	30,979,514	30,335,818	29,679,918	29,258,592
Yield	5.81%	5.96	6.69	7.42	7.78

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,076,447	3,154,884	3,200,650	3,200,408	3,047,279
Rate	1.07%	1.10	1.56	1.99	2.24
Money Market Accounts	$6,771,080	6,826,724	7,017,644	7,502,063	7,421,900
Rate	2.19%	2.15	2.98	3.92	4.40
Savings Deposits	$457,526	461,970	448,581	454,204	479,479
Rate	0.25%	0.25	0.28	0.35	0.48
Time Deposits Under $100,000	$3,055,465	2,814,714	2,777,764	2,790,869	2,917,089
Rate	3.69%	3.97	4.44	4.69	4.81
Time Deposits Over $100,000 (less brokered time deposits)	$4,731,468	4,316,454	4,171,716	4,006,350	4,029,091
Rate	3.79%	4.09	4.69	4.98	5.12

Total Interest Bearing Core Deposits	$18,091,986	17,574,746	17,616,355	17,953,894	17,894,838
Rate	2.62%	2.68	3.29	3.84	4.16
Brokered Money Market Accounts	$1,271,113	1,082,805	854,385	467,346	476,377
Rate	2.27%	2.54	3.50	4.89	5.34
Brokered Time Deposits	$3,968,783	3,495,947	3,300,677	2,941,592	3,188,310
Rate	3.61%	3.64	4.35	4.98	5.19

Total Interest Bearing Deposits	$23,331,882	22,153,498	21,771,417	21,362,832	21,559,525
Rate	2.77%	2.82	3.46	4.02	4.33
Federal Funds Purchased and Other Short-Term Liabilities	$1,459,097	2,302,986	2,253,640	2,472,339	1,930,598
Rate	1.94%	2.03	3.18	4.37	4.84
Long-Term Debt	$2,119,321	2,048,213	1,930,412	1,819,198	1,660,788
Rate	3.32%	3.44	4.21	5.08	5.32

Total Interest Bearing Liabilities	$26,910,300	26,504,697	25,955,469	25,654,369	25,150,911
Rate	2.77%	2.80	3.48	4.12	4.43

Non-Interest Bearing Demand Deposits	$3,463,563	3,448,794	3,338,106	3,422,684	3,405,622

Net Interest Margin	3.42%	3.57	3.71	3.86	3.97

*	Yields and rates are annualized.

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the historical consolidated results of operations, assets, and liabilities of TSYS are now presented as a discontinued operation. Accordingly, the above earning assets, liabilities, yields, and cost of funds exclude the amounts related to TSYS due to the de-consolidation of TSYS.

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Synovus
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	September 30, 2008
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Multi-Family	$555,207	2.0%	$4,076	0.5%
Hotels	830,981	3.0	635	0.1
Office Buildings	960,319	3.5	4,955	0.7
Shopping Centers	1,005,094	3.7	684	0.1
Commercial Development	912,073	3.3	13,330	1.7
Other Investment Property	948,253	3.4	487	0.1

Total Investment Properties	5,211,927	18.9	24,167	3.1

1-4 Family Construction	1,772,559	6.4	214,855	27.9
1-4 Family Perm / Mini-Perm	1,367,807	5.0	41,761	5.4
Residential Development	2,222,496	8.0	204,185	26.5

Total 1-4 Family Properties	5,362,862	19.4	460,801	59.8

Land Acquisition	1,560,734	5.6	83,066	10.8

Total Commercial Real Estate	12,135,523	43.9	568,034	73.7

Commercial, Financial, and Agricultural	6,841,197	24.7	106,288	13.8
Owner-Occupied	4,388,945	15.9	68,780	9.0

Total Commercial & Industrial	11,230,142	40.6	175,068	22.8
Home Equity	1,681,475	6.1	6,228	0.8
Consumer Mortgages	1,759,518	6.4	18,228	2.4
Credit card	291,162	1.1	—	—
Other Retail Loans	592,067	2.1	2,392	0.3

Total Retail	4,324,222	15.7	26,848	3.5
Unearned Income	(41,904)	(0.2)	—	—

Total	$27,647,983	100.0%	$769,950	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		3Q08 vs. 4Q07		3Q08 vs. 3Q07
Loan Type	September 30, 2008	December 31, 2007	% change (1)	September 30, 2007	% change

Multi-Family	$555,207	452,163	30.4%	$449,814	23.4%
Hotels	830,981	614,979	46.9	591,527	40.5
Office Buildings	960,319	953,093	1.0	880,478	9.1
Shopping Centers	1,005,094	834,025	27.4	739,333	35.9
Commercial Development	912,073	961,271	(6.8)	935,802	(2.5)
Other Investment Property	948,253	714,296	43.8	671,718	41.2

Total Investment Properties	5,211,927	4,529,827	20.1	4,268,672	22.1

1-4 Family Construction	1,772,559	2,238,925	(27.8)	2,302,842	(23.0)
1-4 Family Perm / Mini-Perm	1,367,807	1,273,843	9.9	1,216,481	12.4
Residential Development	2,222,496	2,311,459	(5.1)	2,269,844	(2.1)

Total 1-4 Family Properties	5,362,862	5,824,227	(10.6)	5,789,167	(7.4)

Land Acquisition	1,560,734	1,545,933	1.3	1,476,042	5.7

Total Commercial Real Estate	12,135,523	11,899,987	2.6	11,533,881	5.2

Commercial, Financial, and Agricultural	6,841,197	6,420,689	8.7	6,264,683	9.2
Owner-Occupied	4,388,945	4,226,707	5.1	4,156,535	5.6

Total Commercial & Industrial	11,230,142	10,647,396	7.3	10,421,218	7.8
Home Equity	1,681,475	1,543,701	11.9	1,478,694	13.7
Consumer Mortgages	1,759,518	1,667,924	7.3	1,620,730	8.6
Credit Card	291,162	291,149	—	280,192	3.9
Other Retail Loans	592,067	494,591	26.3	485,928	21.8

Total Retail	4,324,222	3,997,365	10.9	3,865,544	11.9
Unearned Income	(41,904)	(46,163)	(12.3)	(45,987)	(8.9)

Total	$27,647,983	26,498,585	5.8%	$25,774,656	7.3%

(1)	Percentage change is annualized.

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Synovus
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2008			2007		3rd Quarter

	Third	Second	First	Fourth	Third	’08 vs. ’07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans (1)	$769,950	626,571	515,302	342,082	224,055	243.6%
Impaired Loans Held for Sale (2)	13,554	6,365	42,270	—	—	NM
Other Real Estate	215,082	197,328	121,753	101,487	76,514	181.1
Nonperforming Assets	998,586	830,264	679,325	443,569	300,569	232.2

Allowance for Loan Losses	463,836	417,813	394,848	367,613	356,887	30.0

Net Charge-Offs — Quarter	105,328	70,652	63,813	59,916	33,013	219.1
Net Charge-Offs — YTD	239,793	134,465	63,813	117,055	57,139	319.7
Net Charge-Offs / Average Loans — Quarter (3)	1.53%	1.04	0.95	0.91	0.51
Net Charge-Offs / Average Loans — YTD (3)	1.18	0.99	0.95	0.46	0.30

Nonperforming Loans / Loans	2.79	2.29	1.90	1.29	0.87
Nonperforming Assets / Loans, Impaired Loans Held for Sale & ORE	3.58	3.00	2.49	1.67	1.16
Allowance / Loans	1.68	1.52	1.46	1.39	1.38

Allowance / Nonperforming Loans	60.24	66.68	76.62	107.46	159.29
Allowance / Nonperforming Loans (excluding impaired loans for which there is no related allowance for loan losses (4))	202.29	206.82	220.89	337.49	334.42

Past Due Loans over 90 days and Still Accruing	49,868	39,614	43,009	33,663	22,667	120.0%
As a Percentage of Loans Outstanding	0.18	0.14	0.16	0.13	0.09

Total Past Dues Loans and Still Accruing	403,180	365,046	377,999	270,496	230,035	75.3
As a Percentage of Loans Outstanding	1.46	1.33	1.39	1.02	0.89

(1)	Includes $540.7 million, $424.5 million, $336.5 million, $233.2 million, and $117.3 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, of loans considered to be impaired (consisting of collateral dependent loans) for which there is no related allowance for loan losses determined in accordance with SFAS No. 114, “Accounting by Creditors for Impairment of a Loan.” The allowance on these loans is zero because the estimated losses on collateral dependent impaired loans have been charged-off, at the time these loans were considered to be impaired.

(2)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(3)	Ratio is annualized.

(4)	Impaired loans for which there is no related allowance for loan losses as described in note (1).
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	September 30, 2008	December 31, 2007	September 30, 2007 (3)
Tier 1 Capital	$2,848,153	2,870,558	3,615,522
Total Risk-Based Capital	3,942,026	3,988,171	4,722,409
Tier 1 Capital Ratio	8.83%	9.11	11.42
Total Risk-Based Capital Ratio	12.22	12.66	14.92
Leverage Ratio	8.51	8.65	11.16
Equity as a Percentage of Total Assets	9.87	10.42	12.04
Tangible Equity as a Percentage of Tangible Assets (2)	8.50	8.91	10.58
Book Value Per Share	10.27	10.43	12.35
Tangible Book Value Per Share (2)	8.71	8.78	10.67

(1)	Current quarter regulatory capital information is preliminary.

(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity and total assets.

(3)	September 30, 2007 amounts include TSYS assets and ownership interest in TSYS shareholders’ equity.